SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report:   February 07, 2003



                             HEALTHSOUTH Corporation
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        1-10315                  63-0860407
      -------------                   -----------               -------------
      State or Other                  (Commission             (I.R.S. Employer
Jurisdiction of Incorporation         File Number)           Identification No.)
    or Organization)


 One HEALTHSOUTH Parkway
    Birmingham, Alabama                                              35243
------------------------                                           ---------
 (Address of Principal                                             (Zip Code)
  Executive Offices)


Registrant's Telephone Number,
     Including Area Code:                                        (205) 967-7116
                                                                ----------------

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


         On February 6, 2003, HEALTHSOUTH Corporation issued the following press release:


                                                           FOR IMMEDIATE RELEASE
                                                                February 6, 2003

                    HEALTHSOUTH ANNOUNCES RECEIPT OF SUBPOENA


BIRMINGHAM, Alabama - HEALTHSOUTH Corporation (NYSE:HRC) today announced that it had received a subpoena from the United States Attorney's Office for the Northern District of Alabama seeking production of various documents in connection with an investigation. While the company has not been advised of the nature or scope of the investigation, the types of documents requested suggest that the investigation may focus on transactions by individuals in HEALTHSOUTH common stock. Many of the documents requested have already been voluntarily provided by the company to the Securities and Exchange Commission. The company expects to fully cooperate with the investigation, just as it has cooperated with the previous request from the SEC.

"As we have said before, we do not believe that HEALTHSOUTH or anyone associated with HEALTHSOUTH has done anything wrong. We have cooperated with all requests for information from government authorities, and we will continue to do so," said Richard M. Scrushy, Chairman of the Board and Chief Executive Officer of HEALTHSOUTH.

The company cannot now predict the course or outcome of the investigation or whether additional information will be sought.

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with approximately 1,800 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HEALTHSOUTH can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. Without limiting the generality of the preceding statement, all statements in this press release concerning or relating to the nature or status of the investigation described are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 7, 2003.


                                                     HEALTHSOUTH Corporation


                                               By   /s/  WILLIAM W. HORTON
                                                    ----------------------------
                                                         William W. Horton
                                                     Executive Vice President
                                                        and Corporate Counsel